Exhibit 99.1
FOR IMMEDIATE RELEASE
July 25, 2024
For further information contact:
Keith Suchodolski, Senior Executive Vice President and Chief Operating Officer, or
Sean Byrnes, Executive Vice President and Chief Financial Officer
Kearny Financial Corp.
(973) 244-4500
KEARNY FINANCIAL CORP. ANNOUNCES FOURTH QUARTER AND FISCAL YEAR END 2024 RESULTS
AND DECLARATION OF $0.11 PER SHARE CASH DIVIDEND

Fairfield, N.J., July 25, 2024 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported a GAAP net loss for the quarter ended June 30, 2024 of $90.1 million, or $1.45 per diluted share, attributable to a non-cash, after-tax, goodwill impairment of $95.3 million. Excluding the impact of the goodwill impairment and other non-recurring transactions, adjusted net income for the quarter ended June 30, 2024 was $5.6 million, or $0.09 per diluted share, as compared to net income of $7.4 million, or $0.12 per diluted share, for the quarter ended March 31, 2024.

“Goodwill impairment in no way affects our ongoing strategy or our ability to serve the banking needs of our clients,” said Craig L. Montanaro, President & Chief Executive Officer. “It also has no impact on our financial condition, robust liquidity position, or peer-leading regulatory capital ratios. This impairment simply reflects the impact of the current interest rate environment on bank stock prices, including our own.”

For the fiscal year ended June 30, 2024, the Company reported a GAAP net loss of $86.7 million, or $1.39 per diluted share, compared to GAAP net income of $40.8 million, or $0.63 per diluted share, for the fiscal year ended June 30, 2023, primarily attributable to the non-cash goodwill impairment mentioned above. Excluding the impact of the goodwill impairment and other non-recurring transactions, adjusted net income for the fiscal year ended June 30, 2024 was $28.2 million, or $0.45 per diluted share, as compared to adjusted net income of $50.6 million, or $0.78 per diluted share, for the fiscal year ended June 30, 2023.

The Company also announced that its Board of Directors has declared a quarterly cash dividend of $0.11 per share, payable on August 26, 2024, to stockholders of record as of August 12, 2024.

“Despite the challenging interest rate environment we have plenty of positive news to report this quarter,” Mr. Montanaro said. “The performance of our commercial real estate and multifamily portfolios continues to be outstanding, with non-performing assets having improved by $15.7 million, or 0.17% of assets, from June 30, 2023. Our deposit origination efforts, including those via our digital channel, have continued to gain traction with non interest-bearing deposits growing $12.3 million, or 2.1%, quarter-over-quarter. In addition, we now anticipate a net interest margin inflection in the near-term, as our retail time deposit portfolio has repriced above 4.00% and non-maturity deposit disintermediation has meaningfully slowed.”

Mr. Montanaro concluded by noting, “As described in greater detail later in this release, we fully charged-off a $3.3 million non-performing commercial & industrial lending relationship this quarter. We do not view this charge-off as a reflection of any broader weakness in our loan portfolio, but rather a borrower-specific event.”

Balance Sheet
•Total assets were $7.68 billion at June 30, 2024, a decrease of $158.5 million, or 2.0%, from March 31, 2024 and a decrease of $381.4 million, or 4.7%, from June 30, 2023.
•Investment securities totaled $1.21 billion at June 30, 2024, a decrease of $29.7 million, or 2.4%, from March 31, 2024 and a decrease of $165.6 million, or 12.1%, from June 30, 2023. The decrease for the year was largely driven by the sale of available-for-sale securities, which was part of the investment securities portfolio repositioning executed in December 2023.
•Loans receivable totaled $5.73 billion at June 30, 2024, a decrease of $25.5 million, or 0.4%, from March 31, 2024 and a decrease of $96.6 million, or 1.7%, from June 30, 2023. The decrease for the year was largely driven by multi-family and nonresidential mortgage loans.

•Deposits were $5.16 billion at June 30, 2024, a decrease of $50.9 million, or 1.0%, from March 31, 2024 and a decrease of $471.1 million, or 8.4%, from June 30, 2023. The decrease from March 31, 2024 was driven by a $40.1 million decline in interest bearing government deposits and a $36.1 million decline in retail certificates of deposits (“CDs”), partially offset by growth in non-interest bearing and consumer savings deposits. Excluding brokered CDs, deposits decreased $238.8 million, or 4.8%, from June 30, 2023, driven by a $177.9 million decline in retail CDs and a $105.2 million decline in consumer savings deposits, partially offset by growth in other deposit categories.
•Borrowings were $1.71 billion at June 30, 2024, a decrease of $12.4 million, or 0.7%, from March 31, 2024 and an increase of $203.0 million, or 13.5%, from June 30, 2023.
•At June 30, 2024, the Company maintained available secured borrowing capacity of $1.82 billion, of which $1.44 billion was immediately accessible via in-place collateral and $381.4 million represented the market value of unpledged securities.
•Goodwill was $113.5 million at June 30, 2024, a decrease of $97.4 million, or 46.2%, from March 31, 2024 and June 30, 2023. The Company recognized a non-cash goodwill impairment, as noted above.
Earnings
Net Interest Income and Net Interest Margin
•Net interest margin contracted five basis points to 1.84% for the quarter ended June 30, 2024 and 40 basis points to 1.94% for the year ended June 30, 2024. The decreases for the quarter and the year were driven by increases in the cost of interest-bearing liabilities, increases in the average balances of interest-bearing borrowings and decreases in the average balances of interest-earning assets, partially offset by higher yields on interest-earning assets and decreases in the average balances of interest-bearing deposits.
•For the quarter ended June 30, 2024, net interest income decreased $1.0 million to $33.3 million from $34.3 million for the quarter ended March 31, 2024. Included in net interest income for the quarters ended June 30, 2024 and March 31, 2024, respectively, was purchase accounting accretion of $612,000 and $734,000, and loan prepayment penalty income of $366,000 and $61,000.
•For the year ended June 30, 2024, net interest income decreased $33.3 million to $142.6 million from $175.9 million for the year ended June 30, 2023. Included in net interest income for the years ended June 30, 2024 and 2023, respectively, was purchase accounting accretion of $2.6 million and $5.3 million, and loan prepayment penalty income of $879,000 and $895,000.
Non-Interest Income
•For the quarter ended June 30, 2024, non-interest income increased $1.6 million to income of $5.8 million from income of $4.2 million for the quarter ended March 31, 2024. Non-interest income for the quarter ended June 30, 2024 included a contract renewal bonus of $750,000 related to a licensing agreement with a third-party vendor. Included in other income for the quarter ended March 31, 2024 was an $884,000 non-recurring loss attributable to the sale of three related nonperforming commercial real estate loans held-for-sale. No such losses were recorded during the quarter ended June 30, 2024.
•Income from BOLI increased $170,000 to $3.2 million for the quarter ended June 30, 2024 from $3.0 million for the quarter ended March 31, 2024. BOLI income included a total of $1.1 million in non-recurring payments on two life insurance policies in the current period, partially offset by a $392,000 non-recurring exchange charge related to the December 2023 BOLI restructure. For the quarter ended March 31, 2024, BOLI income included a $631,000 non-recurring payment on one life insurance policy.
•For the year ended June 30, 2024, non-interest income decreased $4.7 million to a loss of $2.0 million. The decrease was primarily attributable to a pre-tax loss of $18.1 million related to the investment securities portfolio repositioning executed during December 2023 compared to a pre-tax loss of $15.2 million on the sale of securities in the prior year period. Included in other income for the year ended June 30, 2023 was a nonrecurring gain of $2.9 million attributable to the sale of a former branch location. No such gains were recorded during the year ended June 30, 2024.

Non-Interest Expense
•For the quarter ended June 30, 2024, non-interest expense increased $97.5 million, or 335.5%, to $126.6 million from $29.1 million for the quarter ended March 31, 2024, driven by a non-cash goodwill impairment recognized in the current quarter. Excluding the goodwill impairment, adjusted non-interest expense increased $122,000, or 0.4%, to $29.2 million from $29.1 million in the prior quarter, driven primarily by a nonrecurring increase in post-retirement benefits expense.
•For the year ended June 30, 2024, non-interest expense increased $91.4 million, or 73.9%, to $215.2 million from $123.8 million for the year ended June 30, 2023, driven by non-cash goodwill impairment, as noted above. Excluding the goodwill impairment, adjusted non-interest expense decreased $4.4 million, or 3.6%, to $117.8 million from $122.2 million in the prior year period. The decrease was primarily attributable to decreases in salary and employee benefits expenses, occupancy, advertising and other expenses, which resulted from a continued execution of the company-wide operating efficiency initiative previously announced in December 2022.
•Salaries and employee benefits decreased $6.4 million, or 8.4%, for the year ended June 30, 2024 reflecting lower average headcount and a decrease in incentive payments tied to origination volume, partially offset by annual merit increases. Included in salaries and employee benefits for the year ended June 30, 2023 was $757,000 of severance expense from a workforce realignment.
•For the year ended June 30, 2023, the Company recorded $800,000 in branch consolidation expense, of which $250,000 was recorded in occupancy expense and $550,000 was recorded in other expense. No such expenses were recorded during the year ended June 30, 2024.

Income Taxes
•Income tax expense was reduced by $917,000 for the quarter ended June 30, 2024 compared to an expense of $1.7 million for the quarter ended March 31, 2024. The decrease in income tax expense for the quarter was mainly attributable to a partial reversal of the deferred tax liability associated with the goodwill impairment, as discussed above.
•Income tax expense totaled $5.9 million for the fiscal year ended June 30, 2024 compared to $11.6 million for the fiscal year ended June 30, 2023. The decrease in income tax expense was due to lower pre-tax income, partially offset by $5.7 million of tax expense related to the surrender of BOLI policies during the fiscal year ended June 30, 2024.
Asset Quality
•The balance of non-performing assets increased $336,000 to $39.9 million, or 0.52% of total assets, at June 30, 2024, from $39.5 million, or 0.50% of total assets, at March 31, 2024. The balance of non-performing assets was $55.6 million, or 0.69% of total assets, at June 30, 2023. The decrease from June 30, 2023 was primarily driven by the January 2024 sales of three related non-performing commercial real estate loans held-for-sale and the Company’s sole Other Real Estate Owned asset.
•Net charge-offs totaled $3.5 million, or 0.25% of average loans, on an annualized basis, for the quarter ended June 30, 2024, compared to $286,000, or 0.02% of average loans, on an annualized basis, for the quarter ended March 31, 2024. For the year ended June 30, 2024, net charge-offs totaled $10.0 million, or 0.17% of average loans, compared to $810,000, or 0.01% of average loans, for the year ended June 30, 2023.
•The charge-offs recorded during the quarter ended June 30, 2024 were primarily driven by a $3.3 million non-performing commercial and industrial loan relationship with a masonry and concrete business (the “borrower”). This relationship was originated in 2021 and is secured by the borrower’s business assets and receivables, as well as the personal guarantee of the principal. The borrower had made consistent and timely payments on these loans until recently, when the business ceased operations due to operating losses and litigation. The Company is currently pursuing all available remedies against the borrower and guarantor.
•For the quarter ended June 30, 2024, the Company recorded a provision for credit losses of $3.5 million, compared to $349,000 for the quarter ended March 31, 2024. The provision for credit loss expense for the quarter ended June 30, 2024 was primarily driven by the charge-offs described above. For the years ended June 30, 2024 and 2023, the Company recorded a provision for credit losses of $6.2 million and $2.5 million, respectively.
•The allowance for credit losses (“ACL”) was $44.9 million, or 0.78% of total loans, at June 30, 2024, unchanged from March 31, 2024, and a decrease of $3.8 million from $48.7 million, or 0.83% of total loans, at June 30, 2023. The decrease in the ACL from June 30, 2023 was largely attributable to a reduction in reserves for individually evaluated loans, resulting from the charge-offs noted above.

Capital
•At June 30, 2024 the Company's tangible equity to tangible assets ratio increased to 8.43% while the Company's Common Equity Tier 1 Capital Ratio increased to 14.79%. All of the Company's capital ratios remained strong and were significantly in excess of regulatory well-capitalized standards.
•At June 30, 2024, book value per share totaled $11.70 while tangible book value per share totaled $9.90.
•At June 30, 2024, total stockholders’ equity included after-tax net unrealized losses on securities available for sale of $93.0 million, partially offset by after-tax unrealized gains on derivatives of $29.6 million. After-tax net unrecognized losses on securities held to maturity of $11.7 million were not reflected in total stockholders’ equity.

This earnings release should be read in conjunction with Kearny Financial Corp.’s Q4 2024 Investor Presentation, a copy of which is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com and via a Current Report on Form 8-K on the website of the Securities and Exchange Commission at www.sec.gov.
Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
Category: Earnings

Linked-Quarter Comparative Financial Analysis
Kearny Financial Corp.
Consolidated Balance Sheets
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2024	March 31, 2024	Variance or Change	Variance or Change Pct.
Assets
Cash and cash equivalents	$63,864	$71,027	$(7,163)	-10.1%
Securities available for sale	1,072,833	1,098,655	(25,822)	-2.4%
Securities held to maturity	135,742	139,643	(3,901)	-2.8%
Loans held-for-sale	6,036	4,117	1,919	46.6%
Loans receivable	5,732,787	5,758,336	(25,549)	-0.4%
Less: allowance for credit losses on loans	(44,939)	(44,930)	9	—%
Net loans receivable	5,687,848	5,713,406	(25,558)	-0.4%
Premises and equipment	44,940	45,053	(113)	-0.3%
Federal Home Loan Bank stock	80,300	81,347	(1,047)	-1.3%
Accrued interest receivable	29,521	31,065	(1,544)	-5.0%
Goodwill	113,525	210,895	(97,370)	-46.2%
Core deposit intangible	1,931	2,057	(126)	-6.1%
Bank owned life insurance	297,874	296,493	1,381	0.5%
Deferred income taxes, net	50,339	47,225	3,114	6.6%
Other assets	98,708	100,989	(2,281)	-2.3%
Total assets	$7,683,461	$7,841,972	$(158,511)	-2.0%

Liabilities
Deposits:
Non-interest-bearing	$598,366	$586,089	$12,277	2.1%
Interest-bearing	4,559,757	4,622,961	(63,204)	-1.4%
Total deposits	5,158,123	5,209,050	(50,927)	-1.0%
Borrowings	1,709,789	1,722,178	(12,389)	-0.7%
Advance payments by borrowers for taxes	17,409	17,387	22	0.1%
Other liabilities	44,569	44,279	290	0.7%
Total liabilities	6,929,890	6,992,894	(63,004)	-0.9%

Stockholders' Equity
Common stock	644	644	—	—%
Paid-in capital	493,680	493,187	493	0.1%
Retained earnings	343,326	440,308	(96,982)	-22.0%
Unearned ESOP shares	(20,916)	(21,402)	486	2.3%
Accumulated other comprehensive loss	(63,163)	(63,659)	496	0.8%
Total stockholders' equity	753,571	849,078	(95,507)	-11.2%
Total liabilities and stockholders' equity	$7,683,461	$7,841,972	$(158,511)	-2.0%

Consolidated capital ratios
Equity to assets	9.81%	10.83%	-1.02%
Tangible equity to tangible assets (1)	8.43%	8.34%	0.09%

Share data
Outstanding shares	64,434	64,437	(3)	—%
Book value per share	$11.70	$13.18	$(1.48)	-11.2%
Tangible book value per share (2)	$9.90	$9.87	$0.03	0.3%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income (Loss)
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	Three Months Ended		Variance or Change	Variance or Change Pct.
	June 30, 2024	March 31, 2024
Interest income
Loans	$65,819	$64,035	$1,784	2.8%
Taxable investment securities	14,802	15,490	(688)	-4.4%
Tax-exempt investment securities	80	85	(5)	-5.9%
Other interest-earning assets	2,289	2,475	(186)	-7.5%
Total interest income	82,990	82,085	905	1.1%

Interest expense
Deposits	32,187	32,320	(133)	-0.4%
Borrowings	17,527	15,446	2,081	13.5%
Total interest expense	49,714	47,766	1,948	4.1%
Net interest income	33,276	34,319	(1,043)	-3.0%
Provision for credit losses	3,527	349	3,178	910.6%
Net interest income after provision for credit losses	29,749	33,970	(4,221)	-12.4%

Non-interest income
Fees and service charges	580	657	(77)	-11.7%
Gain (loss) on sale of loans	111	(712)	823	-115.6%
Income from bank owned life insurance	3,209	3,039	170	5.6%
Electronic banking fees and charges	1,130	464	666	143.5%
Other income	776	755	21	2.8%
Total non-interest income	5,806	4,203	1,603	-38.1%

Non-interest expense
Salaries and employee benefits	17,266	16,911	355	2.1%
Net occupancy expense of premises	2,738	2,863	(125)	-4.4%
Equipment and systems	3,785	3,823	(38)	-1.0%
Advertising and marketing	480	387	93	24.0%
Federal deposit insurance premium	1,532	1,429	103	7.2%
Directors' compensation	360	360	—	—%
Goodwill impairment	97,370	—	97,370	—%
Other expense	3,020	3,286	(266)	-8.1%
Total non-interest expense	126,551	29,059	97,492	335.5%
(Loss) income before income taxes	(90,996)	9,114	(100,110)	1098.4%
Income taxes	(917)	1,717	(2,634)	-153.4%
Net (loss) income	$(90,079)	$7,397	$(97,476)	1317.8%

Net (loss) income per common share (EPS)
Basic	$(1.45)	$0.12	$(1.57)
Diluted	$(1.45)	$0.12	$(1.57)

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$—
Cash dividends declared	$6,903	$6,844	$59
Dividend payout ratio	-7.7%	92.5%	-100.2%

Weighted average number of common shares outstanding
Basic	62,254	62,205	49
Diluted	62,254	62,211	43

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

(Dollars in Thousands)	Three Months Ended		Variance or Change	Variance or Change Pct.
	June 30, 2024	March 31, 2024
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,743,008	$5,752,477	$(9,469)	-0.2%
Taxable investment securities	1,343,541	1,382,064	(38,523)	-2.8%
Tax-exempt investment securities	13,737	14,614	(877)	-6.0%
Other interest-earning assets	128,257	125,155	3,102	2.5%
Total interest-earning assets	7,228,543	7,274,310	(45,767)	-0.6%
Non-interest-earning assets	466,537	577,411	(110,874)	-19.2%
Total assets	$7,695,080	$7,851,721	$(156,641)	-2.0%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,310,521	$2,378,831	$(68,310)	-2.9%
Savings	631,622	635,226	(3,604)	-0.6%
Certificates of deposit	1,613,798	1,705,513	(91,715)	-5.4%
Total interest-bearing deposits	4,555,941	4,719,570	(163,629)	-3.5%
Borrowings:
Federal Home Loan Bank advances	1,507,192	1,428,801	78,391	5.5%
Other borrowings	228,461	210,989	17,472	8.3%
Total borrowings	1,735,653	1,639,790	95,863	5.8%
Total interest-bearing liabilities	6,291,594	6,359,360	(67,766)	-1.1%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	589,438	581,870	7,568	1.3%
Other non-interest-bearing liabilities	62,978	65,709	(2,731)	-4.2%
Total non-interest-bearing liabilities	652,416	647,579	4,837	0.7%
Total liabilities	6,944,010	7,006,939	(62,929)	-0.9%
Stockholders' equity	751,070	844,782	(93,712)	-11.1%
Total liabilities and stockholders' equity	$7,695,080	$7,851,721	$(156,641)	-2.0%

Average interest-earning assets to average interest-bearing liabilities	114.89%	114.39%	0.50%	0.4%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Three Months Ended		Variance or Change
	June 30, 2024	March 31, 2024
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.58%	4.45%	0.13%
Taxable investment securities	4.41%	4.48%	-0.07%
Tax-exempt investment securities (1)	2.32%	2.32%	—%
Other interest-earning assets	7.14%	7.91%	-0.77%
Total interest-earning assets	4.59%	4.51%	0.08%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	3.06%	3.08%	-0.02%
Savings	0.63%	0.46%	0.17%
Certificates of deposit	3.35%	3.11%	0.24%
Total interest-bearing deposits	2.83%	2.74%	0.09%
Borrowings:
Federal Home Loan Bank advances	3.86%	3.55%	0.31%
Other borrowings	5.24%	5.22%	0.02%
Total borrowings	4.04%	3.77%	0.27%
Total interest-bearing liabilities	3.16%	3.00%	0.16%

Interest rate spread (2)	1.43%	1.51%	-0.08%
Net interest margin (3)	1.84%	1.89%	-0.05%

Non-interest income to average assets (annualized)	0.30%	0.21%	0.09%
Non-interest expense to average assets (annualized)	6.58%	1.48%	5.10%

Efficiency ratio (4)	323.81%	75.43%	248.38%

Return on average assets (annualized)	-4.68%	0.38%	-5.06%
Return on average equity (annualized)	-47.97%	3.50%	-51.47%
Return on average tangible equity (annualized) (5)	-56.69%	4.68%	-61.37%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Year-to-Year Comparative Financial Analysis

Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2024	June 30, 2023	Variance or Change	Variance or Change Pct.
	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$63,864	$70,515	$(6,651)	-9.4%
Securities available for sale	1,072,833	1,227,729	(154,896)	-12.6%
Securities held to maturity	135,742	146,465	(10,723)	-7.3%
Loans held-for-sale	6,036	9,591	(3,555)	-37.1%
Loans receivable	5,732,787	5,829,421	(96,634)	-1.7%
Less: allowance for credit losses on loans	(44,939)	(48,734)	(3,795)	-7.8%
Net loans receivable	5,687,848	5,780,687	(92,839)	-1.6%
Premises and equipment	44,940	48,309	(3,369)	-7.0%
Federal Home Loan Bank of New York stock	80,300	71,734	8,566	11.9%
Accrued interest receivable	29,521	28,133	1,388	4.9%
Goodwill	113,525	210,895	(97,370)	-46.2%
Core deposit intangible	1,931	2,457	(526)	-21.4%
Bank owned life insurance	297,874	292,825	5,049	1.7%
Deferred income tax assets, net	50,339	51,973	(1,634)	-3.1%
Other real estate owned	—	12,956	(12,956)	-100.0%
Other assets	98,708	110,546	(11,838)	-10.7%
Total assets	$7,683,461	$8,064,815	$(381,354)	-4.7%

Liabilities
Deposits:
Non-interest-bearing	$598,366	$609,999	$(11,633)	-1.9%
Interest-bearing	4,559,757	5,019,184	(459,427)	-9.2%
Total deposits	5,158,123	5,629,183	(471,060)	-8.4%
Borrowings	1,709,789	1,506,812	202,977	13.5%
Advance payments by borrowers for taxes	17,409	18,338	(929)	(5.1)%
Other liabilities	44,569	41,198	3,371	8.2%
Total liabilities	6,929,890	7,195,531	(265,641)	(3.7)%

Stockholders' Equity
Common stock	644	659	(15)	-2.3%
Paid-in capital	493,680	503,332	(9,652)	-1.9%
Retained earnings	343,326	457,611	(114,285)	-25.0%
Unearned ESOP shares	(20,916)	(22,862)	1,946	-8.5%
Accumulated other comprehensive loss	(63,163)	(69,456)	6,293	-9.1%
Total stockholders' equity	753,571	869,284	(115,713)	-13.3%
Total liabilities and stockholders' equity	$7,683,461	$8,064,815	$(381,354)	-4.7%

Consolidated capital ratios
Equity to assets	9.81%	10.78%	-0.97%
Tangible equity to tangible assets (1)	8.43%	8.35%	0.08%

Share data
Outstanding shares	64,434	65,864	(1,430)	-2.2%
Book value per share	$11.70	$13.20	$(1.50)	-11.4%
Tangible book value per share (2)	$9.90	$9.96	$(0.06)	-0.6%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income

	Year Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2024	June 30, 2023	Variance or Change	Variance or Change Pct.
	(Unaudited)	(Audited)
Interest income
Loans	$256,007	$233,147	$22,860	9.8%
Taxable investment securities	63,313	54,855	8,458	15.4%
Tax-exempt investment securities	336	694	(358)	-51.6%
Other interest-earning assets	9,212	5,028	4,184	83.2%
Total interest income	328,868	293,724	35,144	12.0%

Interest expense
Deposits	122,414	78,163	44,251	56.6%
Borrowings	63,860	39,696	24,164	60.9%
Total interest expense	186,274	117,859	68,415	58.0%
Net interest income	142,594	175,865	(33,271)	-18.9%
Provision for credit losses	6,226	2,486	3,740	150.4%
Net interest income after provision for credit losses	136,368	173,379	(37,011)	-21.3%

Non-interest income
Fees and service charges	2,609	3,106	(497)	-16.0%
Loss on sale and call of securities	(18,135)	(15,227)	(2,908)	19.1%
Loss on sale of loans	(282)	(1,645)	1,363	-82.9%
Loss on sale of real estate owned	(974)	(139)	(835)	600.7%
Income from bank owned life insurance	9,076	8,645	431	5.0%
Electronic banking fees and charges	2,357	1,759	598	34.0%
Other income	3,356	6,252	(2,896)	-46.3%
Total non-interest income	(1,993)	2,751	(4,744)	-172.4%

Non-interest expense
Salaries and employee benefits	69,220	75,589	(6,369)	-8.4%
Net occupancy expense of premises	11,033	12,036	(1,003)	-8.3%
Equipment and systems	15,223	14,577	646	4.4%
Advertising and marketing	1,396	2,122	(726)	-34.2%
Federal deposit insurance premium	5,980	5,133	847	16.5%
Directors' compensation	1,506	1,364	142	10.4%
Goodwill impairment	97,370	—	97,370	—%
Other expense	13,423	12,930	493	3.8%
Total non-interest expense	215,151	123,751	91,400	73.9%
(Loss) income before income taxes	(80,776)	52,379	(133,155)	-254.2%
Income taxes	5,891	11,568	(5,677)	-49.1%
Net (loss) income	$(86,667)	$40,811	$(127,478)	-312.4%

Net (loss) income per common share (EPS)
Basic	$(1.39)	$0.63	$(2.02)
Diluted	$(1.39)	$0.63	$(2.02)

Dividends declared
Cash dividends declared per common share	$0.44	$0.44	$—
Cash dividends declared	$27,618	$28,651	$(1,033)
Dividend payout ratio	(31.9)%	70.2%	(102.1)%

Weighted average number of common shares outstanding
Basic	62,444	64,804	(2,360)
Diluted	62,444	64,804	(2,360)

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Year Ended
(Dollars in Thousands)	June 30, 2024	June 30, 2023	Variance or Change	Variance or Change Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,752,496	$5,827,123	$(74,627)	-1.3%
Taxable investment securities	1,438,200	1,532,961	(94,761)	-6.2%
Tax-exempt investment securities	14,718	30,332	(15,614)	-51.5%
Other interest-earning assets	131,019	115,390	15,629	13.5%
Total interest-earning assets	7,336,433	7,505,806	(169,373)	-2.3%
Non-interest-earning assets	541,859	563,131	(21,272)	-3.8%
Total assets	$7,878,292	$8,068,937	$(190,645)	-2.4%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,308,893	$2,349,802	$(40,909)	-1.7%
Savings	662,981	896,651	(233,670)	-26.1%
Certificates of deposit	1,778,682	2,083,864	(305,182)	-14.6%
Total interest-bearing deposits	4,750,556	5,330,317	(579,761)	-10.9%
Borrowings:
Federal Home Loan Bank Advances	1,458,941	1,101,658	357,283	32.4%
Other borrowings	184,768	57,468	127,300	221.5%
Total borrowings	1,643,709	1,159,126	484,583	41.8%
Total interest-bearing liabilities	6,394,265	6,489,443	(95,178)	-1.5%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	595,266	644,543	(49,277)	-7.6%
Other non-interest-bearing liabilities	64,444	59,593	4,851	8.1%
Total non-interest-bearing liabilities	659,710	704,136	(44,426)	-6.3%
Total liabilities	7,053,975	7,193,579	(139,604)	-1.9%
Stockholders' equity	824,317	875,358	(51,041)	-5.8%
Total liabilities and stockholders' equity	$7,878,292	$8,068,937	$(190,645)	-2.4%

Average interest-earning assets to average interest-bearing liabilities	114.73%	115.66%	(0.93)%	-0.8%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Year Ended
	June 30, 2024	June 30, 2023	Variance or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.45%	4.00%	0.45%
Taxable investment securities	4.40%	3.58%	0.82%
Tax-exempt investment securities (1)	2.28%	2.29%	-0.01%
Other interest-earning assets	7.03%	4.36%	2.67%
Total interest-earning assets	4.48%	3.91%	0.57%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.91%	1.73%	1.18%
Savings	0.50%	0.37%	0.13%
Certificates of deposit	2.92%	1.64%	1.28%
Total interest-bearing deposits	2.58%	1.47%	1.11%
Borrowings:
Federal Home Loan Bank Advances	3.70%	3.43%	0.27%
Other borrowings	5.36%	3.41%	1.95%
Total borrowings	3.89%	3.42%	0.47%
Total interest-bearing liabilities	2.91%	1.82%	1.09%

Interest rate spread (2)	1.57%	2.09%	-0.52%
Net interest margin (3)	1.94%	2.34%	-0.40%

Non-interest income to average assets	(0.03)%	0.03%	-0.06%
Non-interest expense to average assets	2.73%	1.53%	1.20%

Efficiency ratio (4)	153.02%	69.28%	83.74%

Return on average assets	(1.10)%	0.51%	-1.61%
Return on average equity	(10.51)%	4.66%	-15.17%
Return on average tangible equity (5)	(13.64)%	6.17%	-19.81%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis
Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$63,864	$71,027	$73,860	$57,219	$70,515
Securities available for sale	1,072,833	1,098,655	1,144,175	1,215,633	1,227,729
Securities held to maturity	135,742	139,643	141,959	143,730	146,465
Loans held-for-sale	6,036	4,117	14,030	3,934	9,591
Loans receivable	5,732,787	5,758,336	5,745,629	5,736,049	5,829,421
Less: allowance for credit losses on loans	(44,939)	(44,930)	(44,867)	(46,872)	(48,734)
Net loans receivable	5,687,848	5,713,406	5,700,762	5,689,177	5,780,687
Premises and equipment	44,940	45,053	45,928	46,868	48,309
Federal Home Loan Bank stock	80,300	81,347	83,372	81,509	71,734
Accrued interest receivable	29,521	31,065	30,258	29,766	28,133
Goodwill	113,525	210,895	210,895	210,895	210,895
Core deposit intangible	1,931	2,057	2,189	2,323	2,457
Bank owned life insurance	297,874	296,493	256,064	294,491	292,825
Deferred income taxes, net	50,339	47,225	46,116	56,500	51,973
Other real estate owned	—	—	11,982	12,956	12,956
Other assets	98,708	100,989	136,242	129,865	110,546
Total assets	$7,683,461	$7,841,972	$7,897,832	$7,974,866	$8,064,815

Liabilities
Deposits:
Non-interest-bearing	$598,366	$586,089	$584,130	$595,141	$609,999
Interest-bearing	4,559,757	4,622,961	4,735,500	4,839,027	5,019,184
Total deposits	5,158,123	5,209,050	5,319,630	5,434,168	5,629,183
Borrowings	1,709,789	1,722,178	1,667,055	1,626,933	1,506,812
Advance payments by borrowers for taxes	17,409	17,387	16,742	16,907	18,338
Other liabilities	44,569	44,279	46,427	47,324	41,198
Total liabilities	6,929,890	6,992,894	7,049,854	7,125,332	7,195,531

Stockholders' Equity
Common stock	644	644	645	652	659
Paid-in capital	493,680	493,187	493,297	497,269	503,332
Retained earnings	343,326	440,308	439,755	460,464	457,611
Unearned ESOP shares	(20,916)	(21,402)	(21,889)	(22,375)	(22,862)
Accumulated other comprehensive loss	(63,163)	(63,659)	(63,830)	(86,476)	(69,456)
Total stockholders' equity	753,571	849,078	847,978	849,534	869,284
Total liabilities and stockholders' equity	$7,683,461	$7,841,972	$7,897,832	$7,974,866	$8,064,815

Consolidated capital ratios
Equity to assets	9.81%	10.83%	10.74%	10.65%	10.78%
Tangible equity to tangible assets (1)	8.43%	8.34%	8.26%	8.20%	8.35%

Share data
Outstanding shares	64,434	64,437	64,445	65,132	65,864
Book value per share	$11.70	$13.18	$13.16	$13.04	$13.20
Tangible book value per share (2)	$9.90	$9.87	$9.85	$9.77	$9.96
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Loan portfolio composition:
Commercial loans:
Multi-family mortgage	$2,645,851	$2,645,195	$2,651,274	$2,699,151	$2,761,775
Nonresidential mortgage	948,075	965,539	947,287	946,801	968,574
Commercial business	142,747	147,326	144,134	149,229	146,861
Construction	209,237	229,457	221,933	230,703	226,609
Total commercial loans	3,945,910	3,987,517	3,964,628	4,025,884	4,103,819
One- to four-family residential mortgage	1,756,051	1,741,644	1,746,065	1,689,051	1,700,559
Consumer loans:
Home equity loans	44,104	42,731	43,517	42,896	43,549
Other consumer	2,685	3,198	2,728	2,644	2,549
Total consumer loans	46,789	45,929	46,245	45,540	46,098
Total loans, excluding yield adjustments	5,748,750	5,775,090	5,756,938	5,760,475	5,850,476
Unaccreted yield adjustments	(15,963)	(16,754)	(11,309)	(24,426)	(21,055)
Loans receivable, net of yield adjustments	5,732,787	5,758,336	5,745,629	5,736,049	5,829,421
Less: allowance for credit losses on loans	(44,939)	(44,930)	(44,867)	(46,872)	(48,734)
Net loans receivable	$5,687,848	$5,713,406	$5,700,762	$5,689,177	$5,780,687

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$—	$—	$—	$—	$—
Nonaccrual loans	39,882	39,546	28,089	37,912	42,627
Total nonperforming loans	39,882	39,546	28,089	37,912	42,627
Nonaccrual loans held-for-sale	—	—	9,700	—	—
Other real estate owned	—	—	11,982	12,956	12,956
Total nonperforming assets	$39,882	$39,546	$49,771	$50,868	$55,583

Nonperforming loans (% total loans)	0.70%	0.69%	0.49%	0.66%	0.73%
Nonperforming assets (% total assets)	0.52%	0.50%	0.63%	0.64%	0.69%

Classified loans	$118,700	$115,772	$94,676	$98,616	$93,526

Allowance for credit losses on loans (ACL):
ACL to total loans	0.78%	0.78%	0.78%	0.81%	0.83%
ACL to nonperforming loans	112.68%	113.61%	159.73%	123.63%	114.33%
Net charge-offs	$3,518	$286	$4,110	$2,107	$82
Average net charge-off rate (annualized)	0.25%	0.02%	0.29%	0.15%	0.01%

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Funding composition:
Deposits:
Non-interest-bearing deposits	$598,367	$586,089	$584,130	$595,141	$609,999
Interest-bearing demand	2,308,915	2,349,032	2,347,262	2,236,573	2,252,912
Savings	643,481	630,456	646,182	689,163	748,721
Certificates of deposit (retail)	1,199,127	1,235,261	1,283,676	1,300,382	1,377,028
Certificates of deposit (brokered and listing service)	408,234	408,212	458,380	612,909	640,523
Interest-bearing deposits	4,559,757	4,622,961	4,735,500	4,839,027	5,019,184
Total deposits	5,158,124	5,209,050	5,319,630	5,434,168	5,629,183

Borrowings:
Federal Home Loan Bank advances	1,534,789	1,457,178	1,432,055	1,456,933	1,281,812
Overnight borrowings	175,000	265,000	235,000	170,000	225,000
Total borrowings	1,709,789	1,722,178	1,667,055	1,626,933	1,506,812

Total funding	$6,867,913	$6,931,228	$6,986,685	$7,061,101	$7,135,995

Loans as a % of deposits	110.4%	109.8%	107.4%	104.8%	102.9%
Deposits as a % of total funding	75.1%	75.2%	76.1%	77.0%	78.9%
Borrowings as a % of total funding	24.9%	24.8%	23.9%	23.0%	21.1%

Uninsured deposits:
Uninsured deposits (reported) (1)	$1,772,623	$1,760,740	$1,813,122	$1,734,288	$1,771,416
Uninsured deposits (adjusted) (2)	$764,447	$718,026	$694,510	$683,265	$710,377
_________________________
(1)Uninsured deposits of Kearny Bank.
(2)Uninsured deposits of Kearny Bank adjusted to exclude deposits of its wholly-owned subsidiary and holding company and collateralized deposits of state and local governments.

Kearny Financial Corp.
Consolidated Statements of Income (Loss)
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Interest income
Loans	$65,819	$64,035	$63,384	$62,769	$62,044
Taxable investment securities	14,802	15,490	16,756	16,265	15,736
Tax-exempt investment securities	80	85	84	87	91
Other interest-earning assets	2,289	2,475	2,401	2,047	1,821
Total interest income	82,990	82,085	82,625	81,168	79,692

Interest expense
Deposits	32,187	32,320	30,340	27,567	26,226
Borrowings	17,527	15,446	16,446	14,441	13,286
Total interest expense	49,714	47,766	46,786	42,008	39,512
Net interest income	33,276	34,319	35,839	39,160	40,180
Provision for (reversal of) credit losses	3,527	349	2,105	245	(306)
Net interest income after provision for (reversal of) credit losses	29,749	33,970	33,734	38,915	40,486

Non-interest income
Fees and service charges	580	657	624	748	699
Loss on sale and call of securities	—	—	(18,135)	—	—
Gain (loss) on sale of loans	111	(712)	104	215	199
Loss on sale of other real estate owned	—	—	(974)	—	(139)
Income from bank owned life insurance	3,209	3,039	1,162	1,666	1,605
Electronic banking fees and charges	1,130	464	396	367	399
Other income	776	755	811	1,014	903
Total non-interest income	5,806	4,203	(16,012)	4,010	3,666

Non-interest expense
Salaries and employee benefits	17,266	16,911	17,282	17,761	17,315
Net occupancy expense of premises	2,738	2,863	2,674	2,758	2,862
Equipment and systems	3,785	3,823	3,814	3,801	3,511
Advertising and marketing	480	387	301	228	231
Federal deposit insurance premium	1,532	1,429	1,495	1,524	1,455
Directors' compensation	360	360	393	393	345
Goodwill impairment	97,370	—	—	—	—
Other expense	3,020	3,286	3,808	3,309	3,042
Total non-interest expense	126,551	29,059	29,767	29,774	28,761
(Loss) income before income taxes	(90,996)	9,114	(12,045)	13,151	15,391
Income taxes	(917)	1,717	1,782	3,309	3,378
Net (loss) income	$(90,079)	$7,397	$(13,827)	$9,842	$12,013

Net (loss) income per common share (EPS)
Basic	$(1.45)	$0.12	$(0.22)	$0.16	$0.19
Diluted	$(1.45)	$0.12	$(0.22)	$0.16	$0.19

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$0.11	$0.11	$0.11
Cash dividends declared	$6,903	$6,844	$6,882	$6,989	$7,007
Dividend payout ratio	-7.7%	92.5%	-49.8%	71.0%	58.3%

Weighted average number of common shares outstanding
Basic	62,254	62,205	62,299	63,014	63,667
Diluted	62,254	62,211	62,299	63,061	63,667

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Three Months Ended
(Dollars in Thousands)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Assets
Interest-earning assets:
Loans receivable, including loans held-for-sale	$5,743,008	$5,752,477	$5,726,321	$5,788,074	$5,932,541
Taxable investment securities	1,343,541	1,382,064	1,509,165	1,516,393	1,529,582
Tax-exempt investment securities	13,737	14,614	15,025	15,483	16,346
Other interest-earning assets	128,257	125,155	139,740	130,829	128,158
Total interest-earning assets	7,228,543	7,274,310	7,390,251	7,450,779	7,606,627
Non-interest-earning assets	466,537	577,411	554,335	568,723	556,962
Total assets	$7,695,080	$7,851,721	$7,944,586	$8,019,502	$8,163,589

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,310,521	$2,378,831	$2,301,169	$2,245,831	$2,321,120
Savings	631,622	635,226	664,926	719,508	774,854
Certificates of deposit	1,613,798	1,705,513	1,824,316	1,968,512	2,057,818
Total interest-bearing deposits	4,555,941	4,719,570	4,790,411	4,933,851	5,153,792
Borrowings:
Federal Home Loan Bank advances	1,507,192	1,428,801	1,513,497	1,386,473	1,374,316
Other borrowings	228,461	210,989	142,283	158,098	100,055
Total borrowings	1,735,653	1,639,790	1,655,780	1,544,571	1,474,371
Total interest-bearing liabilities	6,291,594	6,359,360	6,446,191	6,478,422	6,628,163
Non-interest-bearing liabilities:
Non-interest-bearing deposits	589,438	581,870	597,294	612,251	608,765
Other non-interest-bearing liabilities	62,978	65,709	62,387	66,701	64,970
Total non-interest-bearing liabilities	652,416	647,579	659,681	678,952	673,735
Total liabilities	6,944,010	7,006,939	7,105,872	7,157,374	7,301,898
Stockholders' equity	751,070	844,782	838,714	862,128	861,691
Total liabilities and stockholders' equity	$7,695,080	$7,851,721	$7,944,586	$8,019,502	$8,163,589

Average interest-earning assets to average interest-bearing liabilities	114.89%	114.39%	114.65%	115.01%	114.76%

Kearny Financial Corp.
Performance Ratio Highlights

	Three Months Ended
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Average yield on interest-earning assets:
Loans receivable, including loans held-for-sale	4.58%	4.45%	4.43%	4.34%	4.18%
Taxable investment securities	4.41%	4.48%	4.44%	4.29%	4.12%
Tax-exempt investment securities (1)	2.32%	2.32%	2.25%	2.25%	2.23%
Other interest-earning assets	7.14%	7.91%	6.87%	6.26%	5.68%
Total interest-earning assets	4.59%	4.51%	4.47%	4.36%	4.19%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	3.06%	3.08%	2.91%	2.58%	2.38%
Savings	0.63%	0.46%	0.44%	0.47%	0.48%
Certificates of deposit	3.35%	3.11%	2.82%	2.49%	2.24%
Total interest-bearing deposits	2.83%	2.74%	2.53%	2.23%	2.04%
Borrowings:
Federal Home Loan Bank advances	3.86%	3.55%	3.82%	3.54%	3.51%
Other borrowings	5.24%	5.22%	5.65%	5.46%	4.89%
Total borrowings	4.04%	3.77%	3.97%	3.74%	3.60%
Total interest-bearing liabilities	3.16%	3.00%	2.90%	2.59%	2.38%

Interest rate spread (2)	1.43%	1.51%	1.57%	1.77%	1.81%
Net interest margin (3)	1.84%	1.89%	1.94%	2.10%	2.11%

Non-interest income to average assets (annualized)	0.30%	0.21%	-0.81%	0.20%	0.18%
Non-interest expense to average assets (annualized)	6.58%	1.48%	1.50%	1.49%	1.41%

Efficiency ratio (4)	323.81%	75.43%	150.13%	68.97%	65.60%

Return on average assets (annualized)	-4.68%	0.38%	-0.70%	0.49%	0.59%
Return on average equity (annualized)	-47.97%	3.50%	-6.59%	4.57%	5.58%
Return on average tangible equity (annualized) (5)	-56.69%	4.68%	-8.84%	6.07%	7.41%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

The following tables provide a reconciliation of certain financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) (as reported) and non-GAAP measures. These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.
Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Adjusted net income:
Net (loss) income (GAAP)	$(90,079)	$7,397	$(13,827)	$9,842	$12,013
Non-recurring transactions - net of tax:
Net effect of sale and call of securities	—	—	12,876	—	—
Net effect of bank-owned life insurance restructure	392	—	6,286	—	—
Goodwill impairment	95,283	—	—	—	—
Adjusted net income	$5,596	$7,397	$5,335	$9,842	$12,013

Calculation of pre-tax, pre-provision net revenue:
Net (loss) income (GAAP)	$(90,079)	$7,397	$(13,827)	$9,842	$12,013
Adjustments to net income (GAAP):
Provision for income taxes	(917)	1,717	1,782	3,309	3,378
Provision for (reversal of) credit losses	3,527	349	2,105	245	(306)
Pre-tax, pre-provision net revenue (non-GAAP)	$(87,469)	$9,463	$(9,940)	$13,396	$15,085

Adjusted earnings per share:
Weighted average common shares - basic	62,254	62,205	62,299	63,014	63,667
Weighted average common shares - diluted	62,330	62,211	62,367	63,061	63,667

Earnings per share - basic (GAAP)	$(1.45)	$0.12	$(0.22)	$0.16	$0.19
Earnings per share - diluted (GAAP)	$(1.45)	$0.12	$(0.22)	$0.16	$0.19

Adjusted earnings per share - basic (non-GAAP)	$0.09	$0.12	$0.09	$0.16	$0.19
Adjusted earnings per share - diluted (non-GAAP)	$0.09	$0.12	$0.09	$0.16	$0.19

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$(1.41)	$0.15	$(0.16)	$0.21	$0.24
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$(1.41)	$0.15	$(0.16)	$0.21	$0.24

Adjusted return on average assets:
Total average assets	$7,695,080	$7,851,721	$7,944,586	$8,019,502	$8,163,589

Return on average assets (GAAP)	-4.68%	0.38%	-0.70%	0.49%	0.59%
Adjusted return on average assets (non-GAAP)	0.29%	0.38%	0.27%	0.49%	0.59%

Adjusted return on average equity:
Total average equity	$751,070	$844,782	$838,714	$862,128	$861,691

Return on average equity (GAAP)	-47.97%	3.50%	-6.59%	4.57%	5.58%
Adjusted return on average equity (non-GAAP)	2.98%	3.50%	2.54%	4.57%	5.58%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Adjusted return on average tangible equity:
Total average equity	$751,070	$844,782	$838,714	$862,128	$861,691
Less: average goodwill	(113,525)	(210,895)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(2,006)	(2,138)	(2,277)	(2,411)	(2,544)
Total average tangible equity	$635,539	$631,749	$625,542	$648,822	$648,252

Return on average tangible equity (non-GAAP)	-56.69%	4.68%	-8.84%	6.07%	7.41%
Adjusted return on average tangible equity (non-GAAP)	3.52%	4.68%	3.41%	6.07%	7.41%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$126,551	$29,059	$29,767	$29,774	$28,761
Non-recurring transactions:
Goodwill impairment	(97,370)	—	—	—	—
Non-interest expense (non-GAAP)	$29,181	$29,059	$29,767	$29,774	$28,761

Non-interest expense ratio (GAAP)	6.58%	1.48%	1.50%	1.49%	1.41%
Adjusted non-interest expense ratio (non-GAAP)	1.52%	1.48%	1.50%	1.49%	1.41%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$29,181	$29,059	$29,767	$29,774	$28,761

Net interest income (GAAP)	$33,276	$34,319	$35,839	$39,160	$40,180
Total non-interest income (GAAP)	5,806	4,203	(16,012)	4,010	3,666
Non-recurring transactions:
Net effect of sale and call of securities	—	—	18,135	—	—
Net effect of bank-owned life insurance restructure	392	—	573	—	—
Total revenue (non-GAAP)	$39,474	$38,522	$38,535	$43,170	$43,846

Efficiency ratio (GAAP)	323.81%	75.43%	150.13%	68.97%	65.60%
Adjusted efficiency ratio (non-GAAP)	73.92%	75.43%	77.25%	68.97%	65.60%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Year Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2024		June 30, 2023
Adjusted net income:
Net (loss) income (GAAP)	$(86,667)		$40,811
Non-recurring transactions - net of tax:
Branch consolidation expenses and impairment charges	—		568
Net effect of sale and call of securities	12,876		10,811
Net effect of sale of other assets	—		(2,081)
Severance expense from workforce realignment	—		538
Net effect of bank-owned life insurance contract restructure	6,678		—
Goodwill impairment	95,283	—	—
Adjusted net income	$28,170		$50,647

Calculation of pre-tax, pre-provision net revenue:
Net (loss) income (GAAP)	(86,667)		40,811
Adjustments to net income (GAAP):
Provision for income taxes	$5,891		$11,568
Provision for (reversal of) credit losses	6,226		2,486
Pre-tax, pre-provision net revenue (non-GAAP)	(74,550)		54,865

Adjusted earnings per share:
Weighted average common shares - basic	62,444		64,804
Weighted average common shares - diluted	62,444		64,804

Earnings per share - basic (GAAP)	$(1.39)		$0.63
Earnings per share - diluted (GAAP)	$(1.39)		$0.63

Adjusted earnings per share - basic (non-GAAP)	$0.45		$0.78
Adjusted earnings per share - diluted (non-GAAP)	$0.45		$0.78

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$(1.19)		$0.85
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$(1.19)		$0.85

Adjusted return on average assets:
Total average assets	$7,878,292		$8,068,937

Return on average assets (GAAP)	-1.10%		0.51%
Adjusted return on average assets (non-GAAP)	0.36%		0.63%

Adjusted return on average equity:
Total average equity	$824,317		$875,358

Return on average equity (GAAP)	-10.51%		4.66%
Adjusted return on average equity (non-GAAP)	3.42%		5.79%

Adjusted return on average tangible equity:
Total average equity	$824,317		$875,358
Less: average goodwill	(186,685)		(210,895)
Less: average other intangible assets	(2,209)		(2,757)
Total average tangible equity	$635,423		$661,706

Return on average tangible equity (non-GAAP)	-13.64%		6.17%
Adjusted return on average tangible equity (non-GAAP)	4.43%		7.65%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Year Ended
(Dollars in Thousands)	June 30, 2024	June 30, 2023
Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$215,151	$123,751
Non-routine transactions:
Branch consolidation expenses and impairment charges	—	(800)
Severance expense from workforce realignment	—	(757)
Goodwill impairment	(97,370)	—
Non-interest expense (non-GAAP)	$117,781	$122,194

Non-interest expense ratio (GAAP)	2.73%	1.53%
Adjusted non-interest expense ratio (non-GAAP)	1.50%	1.51%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$117,781	$122,194

Net interest income (GAAP)	$142,594	$175,865
Total non-interest income (GAAP)	(1,993)	2,751
Non-routine transactions:
Net effect of sale and call of securities	18,135	15,227
Net effect of sale of other assets	—	(2,931)
Net effect of bank-owned life insurance contract restructure	965	—
Total revenue (non-GAAP)	$159,701	$190,912

Efficiency ratio (GAAP)	153.02%	69.28%
Adjusted efficiency ratio (non-GAAP)	73.75%	64.01%